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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 20, 2003

                           SCOTIA PACIFIC COMPANY LLC
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                   333-63825
                            (Commission File Number)

                                   68-0414690
                    (I.R.S. Employer Identification Number)

                   P.O. BOX 712                           95565
            125 MAIN STREET, 2ND FLOOR                 (Zip Code)
                SCOTIA, CALIFORNIA
     (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (707) 764-2330

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ITEM 9.  REGULATION FD DISCLOSURE

      In accordance with General Instruction B.2 of Form 8-K, the following information(including any related exhibits) shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

      Attached hereto as Exhibit 99.1 is a certificate for the period ending
October 20, 2003, related to the Registrant's 6.55% Series B Class A-1 Timber
Collateralized Notes, 7.11% Series B Class A-2 Timber Collateralized Notes and
7.71% Series B Class A-3 Timber Collateralized Notes due July 20, 2028 (the
"Timber Notes"). This certificate has been or will be delivered by the
Registrant to holders of the Timber Notes and to other securities professionals.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SCOTIA PACIFIC COMPANY LLC
                                                           (Registrant)

Date: October 20, 2003              By:                /s/ Bernard L. Birkel
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                                                         Bernard L. Birkel
                                          Secretary and Senior Assistant General Counsel